                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 4, 2002
                                                          -------------


                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone            I.R.S. employer
Number                    Number                                               Identification Number
1-8788                    SIERRA PACIFIC RESOURCES                             88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

1-4698                    NEVADA POWER COMPANY                                 88-0045330
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

0-508                     SIERRA PACIFIC POWER COMPANY                         88-0044418
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events
---------------------

     On April 4, 2002, Sierra Pacific Resources issued a press release announcing the decision of a bank syndicate, headed by Union Bank of California, to confirm Nevada Power Company's $200 million credit facility and Sierra Pacific Power Company's $150 million credit facility.

     A copy of the press release, dated April 4, 2002, is attached as Exhibit
99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired

          Not required

     (b)  Pro forma financial information

          Not required

     (c)  Exhibits

          99.1 Sierra Pacific Resources - Press Release issued April 4, 2002

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                               Sierra Pacific Resources
                               ------------------------
                               (Registrant)



Date:  April 4, 2002           By: /s/ Dennis D. Schiffel
                                   ----------------------
                                   Dennis D. Schiffel
                                   Senior Vice President and
                                   Chief Financial Officer

                               Nevada Power Company
                               --------------------
                               (Registrant)



Date:  April 4, 2002           By: /s/ Dennis D. Schiffel
                                   ----------------------
                                   Dennis D. Schiffel
                                   Senior Vice President and
                                   Chief Financial Officer

                               Sierra Pacific Power Company
                               ----------------------------
                               (Registrant)



Date:  April 4, 2002           By: /s/ Dennis D. Schiffel
                                   ----------------------
                                   Dennis D. Schiffel
                                   Senior Vice President and
                                   Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit   99.1

     Sierra Pacific Resources - Press Release issued April 4, 2002.